UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2015
MYLAN N.V.
(Exact Name of Registrant as Specified in Charter)

The Netherlands	333-199861	98-1189497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire	AL10 9UL
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
+44 (0) 1707 853 000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.
Mylan N.V. (the “Company”) is filing this Current Report on Form 8-K to revise the historical financial statements and related disclosure contained in Mylan Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”) to include "Note 14, Subsidiary Guarantors" (the “Guarantors Footnote”) in the Consolidated Financial Statements and Notes thereto that provides guarantor financial information pursuant to Rule 3-10 of Regulation S-X.

As discussed in the 2014 Form 10-K, on February 27, 2015 the Company completed a transaction (the “EPD Transaction”) by which Mylan Inc. became an indirect wholly owned subsidiary of the Company and the Company became the successor registrant of Mylan Inc. Upon consummation of the EPD Transaction, the Company fully and unconditionally guaranteed Mylan Inc.’s $575 million aggregate principal amount of Cash Convertible Notes due 2015 (the “Cash Convertible Notes”) and 7.875% Senior Notes due 2020, 3.125% Senior Notes due 2023, 1.800% Senior Notes due 2016, 2.600% Senior Notes due 2018, 1.350% Senior Notes due 2016, 2.550% Senior Notes due 2019, 4.200% Senior Notes due 2023 and 5.400% Senior Notes due 2043 (collectively, the “Senior Notes”). For further information about the EPD Transaction and the Company’s successor registrant status, please see the Explanatory Note in the 2014 Form 10-K.

Following the closing of the EPD Transaction, the Company and Mylan Inc. are complying with Rule 3-10(c) of Regulation S-X which requires that the condensed consolidated financial information in the Guarantors Footnote be included in the Company’s annual and quarterly financial statements and pursuant to which Mylan Inc. will no longer be required to provide its own annual or quarterly financial statements. The Guarantors Footnote includes summarizing financial information for Mylan Inc., as the issuer, and Mylan Inc.'s subsidiaries, none of which guarantee the Cash Convertible Notes or the Senior Notes, on a combined basis. No summarizing financial information for the Company, as parent guarantor, is presented for periods prior to February 27, 2015, since prior to that date, the parent entity was Mylan Inc.

These revised historical financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and have been updated in compliance with accounting principles generally accepted in the United States of America to include the Guarantors Footnote as well as the updated audit opinion of Deloitte & Touche LLP and are incorporated herein by reference.

Item 8 of the 2014 Form 10-K is being replaced by Exhibit 99.1 to this Current Report on Form 8-K. All other information in the 2014 Annual Report remains unchanged. Except as described above, we have not modified or updated other disclosures contained in the Consolidated Financial Statements and Notes thereto included in the 2014 Form 10-K. Accordingly, this Current Report on Form 8-K, with the exception of the foregoing, does not reflect events occurring after the date of filing of the 2014 Form 10-K or update disclosures to already disclosed subsequent events or that are affected by any further subsequent events. Consequently, all other information not affected by the additions described above is unchanged and reflects the disclosures and other information made at the dates of the filing of the 2014 Form 10-K. This Current Report on Form 8-K should be read in conjunction with the 2014 Form 10-K and the Company's subsequent filings with the SEC, including the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Part II, Item 8. Financial Statements and Supplementary Data from Mylan Inc.'s Annual Report on Form 10-K for the year ended December 31, 2014, as revised.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mylan N.V.

Date:	June 11, 2015	By:	/s/ John D. Sheehan
John D. Sheehan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Part II, Item 8. Financial Statements and Supplementary Data from Mylan Inc.'s Annual Report on Form 10-K for the year ended December 31, 2014, as revised.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase